SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                 Amendment No. 1

                                       To

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):   May 20, 2002
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                             First Look Media, Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                          0-25308               13-3751702
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(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
of Incorporation)                                           Identification No.)



8000 Sunset Boulevard, East Penthouse                                  90046
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(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code      (323) 337-1000
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          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On June 26, 2002 ("Closing Date"), First Look Media, Inc. ("Company") consummated the sale of securities ("Stock Sale") contemplated by the Securities Purchase Agreement ("Purchase Agreement") between the Company and Seven Hills Pictures, LLC ("Purchaser"), dated as of May 20, 2002 (as amended on June 25,
2002). In the Stock Sale, the Company sold to the Purchaser, for an aggregate cash purchase price of $6,050,000, (i) 2,630,434 shares ("Shares") of the Company's common stock and (ii) five-year warrants ("Warrants") to purchase up to an aggregate of 1,172,422 shares of the Company's common stock at an exercise price of $3.40 per share.

         Under the terms of the Purchase Agreement, the Purchaser also funded, on the Closing Date, the Company's $2,000,000 capital contribution to a joint venture limited liability company formed by the Company and the Purchaser called First Look/Seven Hills, LLC ("F/SLLC"). In connection therewith, the Company and F/SLLC delivered a secured convertible promissory note to Purchaser ("Note"). The Purchaser funded its own $2,000,000 capital contribution to F/SLLC.

         F/SLLC will market and distribute motion pictures selected by either the Company or the Purchaser, on a single picture, alternating basis, pursuant to the terms of a Film Marketing and Distribution Agreement ("Marketing and Distribution Agreement") entered into among the Company, the Purchaser and F/SLLC on the Closing Date. Under the Marketing and Distribution Agreement, the Company will receive a distribution fee equal to 10% of the Theatrical Gross Receipts (as defined in the Marketing and Distribution Agreement) derived from the U.S. theatrical distribution of each picture designated by the Purchaser that F/SLLC distributes.

         Immediately following consummation of the Stock Sale, the principal owners of the Company's common stock, based on 14,539,573 shares of the Company's common stock outstanding on such date, were as follows:


---------------------------------------------- --------------------------- ----------------------- ----------------------
                                                Percentage Ownership of                            Percentage Ownership
                                                   Outstanding Voting       Beneficial Ownership     of Fully Diluted
                    Name                               Securities                Percentage            Common Stock
---------------------------------------------- --------------------------- ----------------------- ----------------------
Seven Hills Pictures, LLC                                18.1%                     28.2%                   22.9%
---------------------------------------------- --------------------------- ----------------------- ----------------------

Rosemary Street Productions, LLC                         42.8%                     48.5%                   38.4%
---------------------------------------------- --------------------------- ----------------------- ----------------------

Robert and Ellen Little                                   9.4%                     12.4%                   9.1%
---------------------------------------------- --------------------------- ----------------------- ----------------------

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

Warrants

         The Warrants allow for the purchase of up to an aggregate of 1,172,422 shares of the Company's common stock at an initial exercise price of $3.40 per share, subject to certain "structural" anti-dilution adjustments for stock splits, dividends and similar events and "weighted average" anti-dilution adjustments for certain issuances of securities for cash at a price less than $2.30 per share during the first 30 months after the Closing Date. Warrants to purchase 881,137 shares of common stock are immediately exercisable and will expire on June 26, 2007. Warrants to purchase 291,285 shares of the Company's common stock ("Note Warrants") only will become exercisable upon conversion of the Note, in proportion to the amount of the Note converted if the Note is not converted in whole, and will expire on June 26, 2007. If no portion of the Note is converted into common stock, then the Note Warrants will not become exercisable.

Secured Convertible Promissory Note

         The Note bears interest at a rate of 4% per annum, payable quarterly in arrears. Principal and unpaid accrued interest on the Note are payable on the sixth anniversary of the Closing Date, subject to the conversion and mandatory prepayment provisions described below and other customary acceleration and default provisions contained in the Note. The Note is recourse against the Company as to interest only (accrued prior to Maturity Date) and against F/SLLC as to both principal and interest.

         Security Interest

         The Note is secured under the terms of (i) a security agreement ("LLC Security Agreement") between the Purchaser and F/SLLC and (ii) a pledge and security agreement between the Purchaser and the Company ("Pledge and Security Agreement"). Pursuant to the LLC Security Agreement, F/SLLC granted to the Purchaser a security interest in the assets of F/SLLC and under the Pledge and Security Agreement, the Company granted to the Purchaser a security interest in its membership interest of F/SLLC ("Collateral").

         Conversion

         The principal and accrued interest on the Note is convertible, in whole or in part, at any time, at the election of the holder, into that number of shares of common stock of the Company determined by dividing the principal and interest to be converted by the conversion price. The conversion price initially is $2.30, subject to "structural" anti-dilution adjustment for stock splits, dividends and similar events.

         In addition, if the closing bid price of the Company's common stock has been at least equal to the conversion price then in effect for 20 consecutive trading days, the Company will have the right to force the conversion of the outstanding principal and accrued interest on the Note into shares of common stock at the conversion price then in effect.

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

         Mandatory Prepayment

         At any time, at its election, the Purchaser may require the prepayment of all or any portion of the principal of the Note, plus accrued and unpaid interest to the prepayment date, under the following circumstances:

         o on or after the occurrence of certain corporate reorganizations or other similar transactions in which the holders of the Company's capital stock prior to the consummation of such transaction hold less than 50% of the voting power of the surviving entity; or

         o the dissolution of F/SLLC, in accordance with certain provisions of F/SLLC's operating agreement.

Board of Directors, Voting and Ownership Matters

         Prior to the Closing Date, the board of directors of the Company was comprised of nine members. Concurrently with the consummation of the Stock Sale, William Lischak and Nicholas Bavaro resigned from the Board of Directors and Reverge Anselmo was appointed by Purchaser as a director of the Company pursuant to the terms of the Purchase Agreement. Under the terms of the Purchase Agreement, Purchaser also will appoint an additional director. Accordingly, the size of the board of directors of the Company will presently remain at nine individuals.

         On the Closing Date, the Company, the Purchaser, Rosemary Street Productions, LLC ("Rosemary Street"), Robert Little and Ellen Little (together, the "Littles"), MRCo, Inc., a member of Rosemary Street ("MRCo"), Wharton Capital Partners, Ltd. ("Wharton"), Christopher Cooney and Jeffrey Cooney entered into an amended voting agreement. Under the amended voting agreement:

         o so long as the Purchaser owns at least 5% of the issued and outstanding voting securities of the Company, the Littles, Rosemary Street and Wharton will nominate and vote for Purchaser's designees to serve as members of the board of directors of the Company;

         o so long as Robert Little is employed as President of the Company or the Littles own at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, Rosemary Street and Wharton will nominate and vote for Robert Little to serve as a member of the board of directors of the Company;

         o so long as Christopher Cooney and Jeffrey Cooney own, in the aggregate, directly or indirectly, at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, the Littles, Wharton and Rosemary Street will vote for Christopher Cooney and Jeffrey Cooney to serve as members of the board of directors of the Company; and

         o so long as MRCo owns at least 5% of the issued and outstanding voting securities of the Company, the Purchaser, the Littles, Wharton and Rosemary Street will vote for Joseph Linehan to serve as a member of the board of directors of the Issuer.

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

         Unrelated to the Stock Sale, and in order to enhance management's incentive, in June 2002, Rosemary Street, the Littles and MRCo entered into a letter agreement by which they agreed to refrain from selling or transferring any of the Company's common stock or securities convertible into common stock that they own for a period of one year from the date of the agreement without the prior consent of two executive officers of the Company.

Registration and Preemptive Rights

         In connection with the Stock Sale, the Purchaser was granted certain customary (i) registration rights with respect to the Shares and the common stock issuable upon conversion of the Note and exercise of the Warrants and (ii) certain preemptive rights to participate in the Company's future financings.

Amendment to Chase Credit Agreement

         In connection with the Stock Sale, the Company's Credit, Security, Guaranty and Pledge Agreement with JPMorgan Chase and certain other lenders, dated as of June 20, 2000, as amended, was amended to allow for the Stock Sale and the transactions contemplated by the Purchase Agreement and related transaction documents.

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

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (c)      Exhibits

       Exhibit
        Number    Description

         4.7      Form of Warrant to purchase 881,137 shares of common stock*

         4.8      Form of Warrant to purchase 291,285 shares of common stock*

         10.28 Securities Purchase Agreement, dated as of May 20, 2002, between the Company and the Purchaser (without schedules and exhibits)**

         10.28(a) First Amendment to Securities Purchase Agreement, dated as of
                  June 25, 2002*

         10.29    Secured Convertible Promissory Note in favor of the Purchaser*

         10.30 Pledge and Security Agreement between the Company and the Purchaser*

         10.30(a) Security Agreement between F/SLLC and Purchaser*

         10.31    Investor Rights Agreement between the Company and the
                  Purchaser*

         10.32    Limited Liability Company Agreement of F/SLLC*

         10.33 Film Marketing and Distribution Agreement among the Company, the Purchaser and F/SLLC*

         10.34 Amended and Restated Voting Agreement among the Company, the Purchaser, Rosemary Street Productions, LLC, Robert Little, Ellen Little, MRCo, Inc., Wharton Capital Partners, Ltd., Christopher Cooney and Jeffrey Cooney*

         10.35 Amendment No. 3, dated as of June 24, 2002, to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended among the Company, as Borrower, the Guarantors named therein, the Lenders referred to therein, and JPMorgan Chase Bank, as Administrative Agent and as Issuing Bank*

         99.1     Press release of the Issuer dated May 20, 2002**

         99.2     Press release of the Issuer dated June 26, 2002*

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*        Filed herewith.
**       Previously filed.

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


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 1, 2002               FIRST LOOK MEDIA, INC.


                                               By: /s/ William F. Lischak
                                                  ------------------------------
                                                     William F. Lischak
                                                     Chief Operating Officer and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

       Exhibit
        Number    Description

         4.7      Form of Warrant to purchase 881,137 shares of common stock*

         4.8      Form of Warrant to purchase 291,285 shares of common stock*

         10.28 Securities Purchase Agreement, dated as of May 20, 2002, between the Company and the Purchaser (without schedules and exhibits)**

         10.28(a) First Amendment to Securities Purchase Agreement, dated as of
                  June 25, 2002*

         10.29    Secured Convertible Promissory Note in favor of the Purchaser*

         10.30 Pledge and Security Agreement between the Company and the Purchaser*

         10.30(a) Security Agreement between F/SLLC and Purchaser*

         10.31    Investor Rights Agreement between the Company and the
                  Purchaser*

         10.32    Limited Liability Company Agreement of F/SLLC*

         10.33 Film Marketing and Distribution Agreement among the Company, the Purchaser and F/SLLC*

         10.34 Amended and Restated Voting Agreement among the Company, the Purchaser, Rosemary Street Productions, LLC, Robert Little, Ellen Little, MRCo, Inc., Wharton Capital Partners, Ltd., Christopher Cooney and Jeffrey Cooney*

         10.35 Amendment No. 3, dated as of June 24, 2002, to the Credit, Security, Guaranty and Pledge Agreement dated as of June 20, 2000, as amended among the Company, as Borrower, the Guarantors named therein, the Lenders referred to therein, and JPMorgan Chase Bank, as Administrative Agent and as Issuing Bank*

         99.1     Press release of the Issuer dated May 20, 2002**

         99.2     Press release of the Issuer dated June 26, 2002*

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*        Filed herewith.
**       Previously filed.


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